                                  EXHIBIT 10.3

                                 PROMISSORY NOTE

$(PRINCIPAL AMOUNT)                                             Golden, Colorado
                                                                    (ISSUE DATE)


         FOR VALUE RECEIVED, Golden Pharmaceuticals, Inc., a Colorado Corporation and its subsidiary Quality Care Pharmaceuticals, Inc., a California Corporation (hereinafter collectively referred to as the "Borrower"), 3000 W. Warner Ave., Santa Ana, CA 92704 promises to pay to the order of Charles R. Drummond, (hereinafter referred to as the "Lender"), [Address] on demand [or no later than April 1, 1998] the principal sum of (PRINCIPAL AMOUNT) ($) or the principal still outstanding if prepayments of principal have been made prior to the demand or due date. Any accrued but unpaid interest will also be paid at the time the Lender makes a demand for the outstanding principal.

         Interest shall be calculated at the prime rate charged by Norwest Bank from time to time plus two percent (2%) on the basis of a three hundred and sixty (360) day year. Interest shall be due and payable at least quarterly commencing with the fifteenth day of the month ending the quarter in which this loan was made

         The amounts due under the terms of the promissory note may be prepaid in whole or in part at the sole option of the Borrower without penalty. All payments of both principal and interest are to be made to the Lender at his address above in lawful money of the United States of America.

         In the event any amount is not paid when due under the terms of this note, the unpaid balance shall thereafter bear interest until paid at the maximum rate permitted by law, or if the rate is unlimited, at the rate of eighteen percent (18%) per annum, until paid, said interest to be compounded quarterly.

         If this promissory note is placed in the hands of an attorney for collection after the same for any reason becomes due, or if collected by legal proceedings or through the probate or bankruptcy courts, the Borrower hereby agrees to reimburse the Lender for reasonable attorney's fees together with all out-of-pocket costs.

         The Borrowers and all endorsers, sureties, guarantors and all other persons liable or who may become liable hereon hereby severally waiver demand, presentment, notice of dishonor or nonpayment, and assent to each and any extension or postponement of the time of payment at or after maturity, or of any indulgence.

         The undersigned individuals hereby represent that they are duly authorized to execute this "promissory note" on behalf of the borrowers and obligate them to the terms and conditions contained herewith.

Lender:                               Borrower:

                                      Golden Pharmaceuticals, Inc.

                                      By:
-------------------------------           --------------------------------------
Charles R. Drummond                   Title:
                                             -----------------------------------


                                      Quality Care Pharmaceuticals, Inc.

                                      By:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------

                                                                      EXHIBIT A


LENDER CHARLES R. DRUMMOND

                                       Loan
     Advance Date                     Amount
     ------------                     ------
     November 22, 1996             $   75,000
        August 4, 1997                300,000
       August 18, 1997                200,000
    September 23, 1997                300,000
       October 6, 1997                 50,000
      October 21, 1997                250,000
      November 4, 1997                250,000
      December 2, 1997                320,000
     December 17, 1997                300,000
       January 5, 1998                150,000
      January 20, 1998                150,000
      February 5, 1998                120,000
     February 19, 1998                200,000
         March 5, 1998                180,000
        March 16, 1998                150,000
         April 1, 1998                200,000
        April 17, 1998                100,000
           May 4, 1998                180,000
          May 21, 1998                100,000
          June 3, 1998                 80,000
         June 15, 1998                200,000
         June 30, 1998                200,000
         July 14, 1998                200,000
        August 3, 1998                100,000
       August 24, 1998                100,000
       August 31, 1998                100,000